UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2018

FORWARD AIR CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	000-22490	62-1120025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1915 Snapps Ferry Road, Bldg N Greeneville, Tennessee	37745
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (423) 636-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2018, the Board of Directors (the “Board”) of Forward Air Corporation (the “Company”) elected W. Gil West to the Board of Directors, effective October 2, 2018. Mr. West will serve until the next annual meeting of the Company’s shareholders.

Mr. West, 57, has been the Chief Operating Officer of Delta Air Lines, Inc. since March 2014. He previously served as Delta’s Senior Vice President – Airport Customer Service and Technical Operations from March 2008 to March 2014. Prior to that, Mr. West served as President and Chief Executive Officer of Laidlaw Transit Services, and held leadership roles at Northwest Airlines, United Airlines and the Boeing Company. Mr. West graduated from North Carolina State University where he earned a Bachelor of Mechanical Engineering degree and later graduated from National University, San Diego where he received a Master of Business Administration.

The Board has determined that Mr. West is an independent director under applicable Nasdaq rules. There are no arrangements between Mr. West and any other persons with respect to his appointment as director. Neither Mr. West nor any immediate family member of Mr. West has been a participant in any transaction or currently proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

Mr. West will receive compensation for his services as a member of the Board in accordance with the Company’s standard compensation program for non-management directors. In connection with his appointment to the Board and pursuant to the Company’s Amended and Restated Non-Employee Director Stock Plan, the Company will grant Mr. West 1,165 restricted shares effective October 2, 2018 that will vest on the earlier of: (i) the day immediately prior to the first annual meeting of the Company’s shareholders that occurs after the grant date or (ii) October 2, 2019.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished as part of this Current Report.

No.	Exhibit
99.1	Press Release, dated October 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION

Date: October 1, 2018	By:	/s/ Michael J. Morris
Michael J. Morris Senior Vice President and Chief Financial Officer